Exhibit 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ Anne L. Armstrong
                                            ---------------------
                                            Anne L. Armstrong

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ William E. Bradford
                                            -----------------------
                                            William E. Bradford

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ Lord Clitheroe
                                            ------------------
                                            Lord Clitheroe

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ Robert L. Crandall
                                            ----------------------
                                            Robert L. Crandall

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ Charles J. DiBona
                                            ---------------------
                                            Charles J. DiBona

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ Lawrence S. Eagleburger
                                            ---------------------------
                                            Lawrence S. Eagleburger

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ W. R. Howell
                                            ----------------
                                            W. R. Howell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ Ray L. Hunt
                                            ---------------
                                            Ray L. Hunt

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ Delano E. Lewis
                                            -------------------
                                            Delano E. Lewis

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ J. Landis Martin
                                            --------------------
                                            J. Landis Martin

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ Jay A. Precourt
                                            -------------------
                                            Jay A. Precourt

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ C. J. Silas
                                            ---------------
                                            C. J. Silas

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Savings Plan, as amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 15th day of July, 1999.

                                            /s/ Richard J. Stegemeier
                                            -------------------------
                                            Richard J. Stegemeier